UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2020

Gannett Co., Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7950 Jones Branch Drive McLean, VA		22107-0910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 703-854-6000

 Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GCI	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2020, Gannett Co., Inc. (the “Company”) implemented a new “at the market” program by entering into an Open Market Sales AgreementSM (the “Sales Agreement”) with Jefferies LLC (“Jefferies”). Under the terms of the Sales Agreement, the Company may offer and sell up to $50,000,000 aggregate offering price of shares of its common stock (the “Shares”), par value $0.01 per share (“Common Stock”), from time to time through Jefferies, acting as agent.

Sales of the Shares, if any, may be made in any method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the New York Stock Exchange or on any other existing trading market for the Company’s Common Stock. Under the Sales Agreement, Jefferies (at the Company’s election) will use commercially reasonable efforts to sell the Shares as directed by the Company. The compensation payable to Jefferies for sales of Shares pursuant to the Sales Agreement will be up to 3.0% of the gross sales price for any Shares sold through it as sales agent under the Sales Agreement.

Shares sold under the Sales Agreement, if any, will be issued pursuant to the Company’s Registration Statement  on Form S-3 (File No. 333-224158), including the prospectus, dated April 5, 2018 (“Registration Statement”), and the prospectus supplement, dated August 6, 2020, as the same may be amended or supplemented.

The offering of Shares pursuant to the Sales Agreement will terminate upon the earlier of (1) the sale of all Common Stock subject to the Sales Agreement or (2) the termination of the Sales Agreement by the Company or by Jefferies. The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

On August 6, 2020, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale from time to time through Jefferies of up to $50,000,000 aggregate offering price of shares of Common Stock pursuant to the Sales Agreement. The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act.

No.	Description
1.1	Open Market Sales Agreement, dated August 6, 2020, by and between the Company and Jefferies LLC.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 6, 2020

GANNETT CO., INC.

/s/ Douglas E. Horne
Douglas E. Horne
Chief Financial Officer